Exhibit 32.3

Certification of CFO Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of THL Credit, Inc. (the “Registrant”) for the quarter ended June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Terrence W. Olson, the Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Terrence W. Olson
Name:	Terrence W. Olson
Title:	Chief Financial Officer
(Principal Financial Officer)
Date:	August 4, 2016